SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): December 15, 2002
                              METRIS COMPANIES INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)
                  1-12351                            41-1849591
         (Commission file number)           (IRS employer identification no.)

            10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534 (Address of Principal Executive Offices, Including Zip Code)

                                 (952) 525-5020
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events.

         On December 15, 2002, Metris Companies Inc. issued a press release announcing a management change. Attached hereto as Exhibit 99.1 is a copy of that press release.

Item 7(c).  Exhibits.

The following Exhibit is filed as part of this Report.

99.1 Press release of Metris Companies Inc., dated December 15, 2002, announcing a management change.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METRIS COMPANIES INC.


                                            By: /s/
                                            Ralph A. Than
                                            Senior Vice President, Treasurer
Dated:  December 17, 2002





                                  EXHIBIT INDEX

Exhibit No.    Description
99.1           Press release of Metris Companies Inc., dated December 15, 2002, announcing a management change.